Exhibit 99.1

Forward-Looking Information

Information in this presentation, which is not historical, includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A number of forward-looking statements are contained in this presentation, including, but not limited to, HEI’s Q1 2004 Operating Plan, 2004 Operating Plan,estimated growth in HEI-served markets, anticipated sales growth and market share growth, and estimated revenue. All such forward-looking statements involve risks and uncertainties—including, without limitation, adverse business or market conditions, the ability of HEI to secure and satisfy customers, the availability and cost of materials from HEI’s suppliers, adverse competitive developments, changes in or cancellation of customer requirements, and other risks detailed from time to time in HEI’s SEC filings—which could cause actual results to differ materially from the forward-looking statements.

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HEI Mission

To be the premier one-stop shop for high technology design, development and manufacturing for our target markets.

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Executive Summary

•	NASDAQ traded under HEII symbol

•	Fiscal Year End - August 31

•	284 Employees

•	Roughly $25M market cap

•	Facilities in Victoria, MN, Boulder, CO and Tempe, AZ

•	Mack Traynor, new CEO - March 2003

•	Polishing a tarnished story

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HEI Model

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Microelectronics Solutions

HEI uses its technical capabilities to provide advanced solutions such as:

•	Miniature, high-density, stacked-chip solutions for hearing aid circuits

•	Multi-layer flexible and rigid-flex, or ceramic circuits for implantable and non-implantable medical devices

•	Multi-chip modules for high frequency telecommunication devices o Low-inductance chip-interconnect for medical imaging applications

•	Low-inductance chip-interconnect for medical imaging applications

•	Fabrication of cards, tags, and labels for RF-Identification applications

•	Mixed technology assemblies, such as flip-chip, wirebonding, stud-bumping for various applications

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Flex Substrate Manufacturing

•	Facility in Tempe, AZ
•	Thin core transport on all conveyorized process lines down to .001” (25 microns)
•	Class 10,000 photo clean room
•	Line widths and spacing down to .002”
•	AOI - automatic optical inspection
•	Via holes down to .004”
•	Laser drill 10,000 vias per minute
•	Core thickness down to .001” film with 5 micron copper
•	Blind vias plated with proprietary spray eductor system
•	Electrical test with fixtureless flying probe system

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Subassemblies

•	HEI produces subsystems for applications in demanding microminiature interconnect applications

•	Capabilities include:

—	Flip chip processes
—	Direct chip attach (DCA)
—	Microwave integrated circuit design
—	Hearing instrument circuit design
—	High density laminate layout and design
—	Chip stacking, chip-scale packaging, and ball-grid array packaging
—	Blind and buried micro-via’s

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System Solutions

•	HEI manufactures complex electronic and electromagnetic medical devices in a Class III Medical facility.

•	We provide the following services when manufacturing the entire system solution:
—	Project management and planning
—	Gap assessment
—	Re-engineering of client design issues
—	Assembly and test procedures
—	Fixtures and tooling
—	FDA pre-market submission support
—	Product cost reduction
—	Electronic and mechanical assembly
—	Environmental testing
—	Distribution and fulfillment
—	Vendor selection and qualification
—	Verification and validation services
—	Repair and service

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Focus Markets

The components and subassemblies we manufacture are targeted at the following markets:

Hearing:	Hearing Aids and Medical Hearing Devices

Medical:	Therapeutics, Diagnostics, Medical Microelectronics, Imaging and Medical Software

Broadband:	Optical Processors and High Frequency Chips

RFID:	Anti-Theft, Industrial, Inventory Control, Manufacturing, Medical, and Financial

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HEI Markets

HEI-served available markets are estimated at $3.37 Billion in 2004, growing to $6.16 Billion in 2008

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HEI Advantages / Core Competencies

Fully integrated medical oriented outsource business from substrate through hardware to software:

—	Reduced time risk to market — integrated supply chain
—	Cost effective — no margin stacking
—	Technical leverage — design engineering talent, proprietary IP and platforms

Connectivity
Component Solutions	—	Subsystem Solutions	—	System Solutions	| ——————— |	Software Solutions + V&V
RF Identification

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Tier 1 Customers

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Customers By Target Markets

Hearing	’03: Grew from 2 key accounts to 7 - $13M ’04: Two additional OEMS + Cochlear Market Expansion - $13M - $14M

Despite large reduction in business from FY ’03 largest hearing customer - new customer growth more than offset loss!!

Medical	’03: Grew from 15 key accounts to $3 - $18M ’04: Add 8 additional Medical OEMS - $23-$33M

Broadband/RFID	’03: Grew from 7 key accounts to 12 - $7M ’04: Three additional OEMS + new programs - $8-$9M

Note: 6-12 month lead time on getting new customer into production. The majority of the customers are booked to drive FY’04 Sales. New sales activity will impact Q4’04 and FY’05 growth

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HEI - Goals and Recent Developments

1.	New CEO in March ’03 establishing a cohesive management team and restructured Board of Directors

2.	Created one HEI - a single entity focused on serving large OEMs with design & manufacturing services

3.	Business plan in-place addressing sales growth, optimized resource allocation and profitability

4.	Q3 ’03 Cash flow neutral. Q4 ’03 cash flow positive. Profitability forecast for FY ’04

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Financial Highlights / Goals

FY 2003

•	Restructured Debt
•	Replacement of Credit Line removing restrictive covenants
•	Replacement of bridge note with term debt at lower rates
•	Sale of non-strategic technology for $400,000
•	Lowered break even sales to $12,500,000 (quarterly)
•	Clean opinion on annual financials

FY 2004

•	Equity Raise
•	Restructure of Boulder and Chanhassen building leases
•	Collection of funds due from former CEO
•	Collection of post close liability from AMD transaction
•	Recover of lease deposit on Boulder facility

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2004 Q1 Financial Summary

•	Cash equivalents of $468,000
•	Accounts Receivable of $6,130,000
•	DSO at Quarter 1 of 49 days
•	Inventory turns of 5.6
•	Line of Credit of $607,000
•	Accounts Payable of $3,638,000
•	Unused credit capacity of $2,393,000
•	Current ratio of 1.5:1
•	Shares outstanding of 7,093,000
•	Revenue of $10,894,000
•	Net loss of $1,253,000

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Why HEI ?

•	Strong, experienced management team
•	Playing in robust, expanding markets
•	Achieving customer acquisition & growth by leveraging the benefits of a fully integrated HEI
•	Focused on profitable and sustainable growth
•	Costs under control
•	Selectively hiring and capitalizing to fuel growth
•	Offering real shareholder value

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